UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

September 30, 2016

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

ERBA Diagnostics, Inc. (the “Company”) previously disclosed in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 29, 2016, that the Company expected the NYSE MKT LLC (the “Exchange”) to initiate procedures to delist the Company’s common stock, including the issuance of a delisting notice to the Company, and that the Company planned to disclose receipt of such notice in a subsequent Current Report on Form 8-K. At market-close on September 29, 2016, the Exchange suspended trading in the Company’s common stock. On September 30, 2016, the Company received the delisting notice from the Exchange stating that the Exchange has determined to commence proceedings to delist the Company’s common stock pursuant to Section 1003(d) of the Exchange’s Company Guide (the “Company Guide”). Unless the Company requests an appeal of this determination, which the Company does not expect to do at this time, the Exchange will continue to suspend trading and remove the Company’s common stock from listing on the Exchange.

As a result of the delisting notice, the Company expects trading in the Company’s common stock to commence upon market-open on Monday, October 3, 2016, on the OTC Markets’ Pink Open Market under the symbol “ERBA.” The Company can provide no assurance that its common stock will continue to trade on the OTC Markets’ Pink Open Market, whether broker-dealers will continue to agree to provide public quotes of the Company’s common stock on the OTC Markets’ Pink Open Market, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock will continue on the OTC Markets’ Pink Open Market in the future.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be preceded by, followed by or otherwise include the words “may,” “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “could,” “would,” “should,” or similar expressions or statements that certain events or conditions may occur. These forward-looking statements are based largely on the Company’s expectations and the beliefs and assumptions of the Company’s management and on the information currently available to it and are subject to a number of risks and uncertainties, including, but not limited to, the risks and uncertainties that: the Company’s common stock may not continue to trade on the OTC Markets’ Pink Open Market; broker-dealers may not continue to agree to provide public quotes of the Company’s common stock on the OTC Markets’ Pink Open Market; the trading volume of the Company’s common stock may not be sufficient to provide for an efficient trading market; quotes for the Company’s common stock may not continue on the OTC Markets’ Pink Open Market in the future; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. See also the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC for further discussion of certain risks and uncertainties that could materially and adversely affect the Company’s business, operating results or financial condition.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 - Press Release dated September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: September 30, 2016	By:	/s/ Mohan Gopalkrishnan
Mohan Gopalkrishnan,
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated September 30, 2016.